UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 19, 2019

Momenta Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50797	04-3561634
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Binney Street, Cambridge, MA	02142
(Address of Principal Executive Offices)	(Zip Code)

(617) 491-9700

(Registrant’s telephone number,
including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MNTA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On June 20, 2019, James R. Sulat notified Momenta Pharmaceuticals, Inc. (the “Company”) that he will retire from the Company’s Board of Directors (the “Board”), effective July 22, 2019. Mr. Sulat has served as a director since 2008 and currently serves as a member of the Audit Committee and of the Nominating and Corporate Governance Committee. Mr. Sulat’s retirement was not the result of any disagreement with the Company on any matter relating to the company’s operations, policies or practices.

(e) On March 13, 2019, the Board of the Company approved the amendment and restatement of the Company’s 2013 Incentive Award Plan (the “Amended and Restated 2013 Plan”), subject to and effective upon stockholder approval.  At the Company’s 2019 Annual Meeting of Stockholders, held on June 19, 2019 (the “Annual Meeting”), stockholders approved the Amended and Restated 2013 Plan.  The Amended and Restated 2013 Plan (i) increases the number of shares of common stock available for issuance under the Amended and Restated 2013 Plan by 4,000,000 shares, (ii) sets the maximum aggregate number of shares that may be granted to any person other than a non-employee director during any calendar year at 2,500,000 (previously 1,000,000) and (iii) extends the expiration date of the Amended and Restated 2013 Plan to March 13, 2029. For a description of the terms and conditions of the Amended and Restated 2013 Plan, see “Summary of the Amended and Restated 2013 Plan” under “Proposal Four—Approval of Amendment and Restatement of Momenta Pharmaceuticals, Inc. 2013 Incentive Award Plan” in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 26, 2019, for the Annual Meeting (the “Proxy Statement”), which description is incorporated by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting was held on June 19, 2019.  Of the 98,611,279 shares of the Company’s common stock entitled to vote, 91,144,872 shares were present in person or by proxy at the Annual Meeting.  The matters voted on at the Annual Meeting, and the voting results for each matter, were as follows:

1.                                      The stockholders elected each of the three Class III nominees to the Company’s Board of Directors to hold office until the 2022 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified or until their respective deaths, resignations or removals.

	For	Against	Abstain	Broker Non- Votes
Steven C. Gilman	57,826,081	28,514,590	3,153	4,801,048
Thomas P. Koestler	85,670,706	669,965	3,153	4,801,048
Elizabeth Stoner	85,310,753	1,029,918	3,153	4,801,048

2.                                      The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

For:	90,367,039
Against:	756,174
Abstain:	21,659

3.                                      The stockholders approved on an advisory, non-binding basis the compensation of the Company’s named executive officers.

For:	84,344,138
Against:	1,988,441
Abstain:	11,245
Broker Non-Votes:	4,801,048

4.                                      The stockholders approved the amendment and restatement of the Momenta Pharmaceuticals, Inc. 2013 Incentive Award Plan.

For:	84,638,453
Against:	1,688,608
Abstain:	16,763
Broker Non-Votes:	4,801,048

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOMENTA PHARMACEUTICALS, INC.

Date: June 21, 2019	By:	/s/ Craig A. Wheeler
Craig A. Wheeler
President and Chief Executive Officer